UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2013

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

District of Columbia (state or other jurisdiction of incorporation)	1-7102 (Commission File Number)	52-0891669 (I.R.S. Employer Identification No.)

20701 Cooperative Way Dulles, VA	20166-6691 (Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:  (703) 467-1800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Dismissal of Independent Registered Public Accounting Firm

The Audit Committee of National Rural Utilities Cooperative Finance Corporation (“CFC” or the “Company”) recently completed a competitive process concerning the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2014, in which several firms were invited to participate.  On November 12, 2013, the Audit Committee approved the dismissal of Deloitte and Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm.

Deloitte was notified of this action on November 12, 2013. Deloitte’s report on the Company’s consolidated financial statements as of and for the fiscal years ended May 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended May 31, 2013 and 2012, and in the subsequent interim period through November 12, 2013, the date of Deloitte’s dismissal, (i) there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in its reports on the financial statements for such years, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Deloitte with a copy of the disclosure it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”).  The Company requested that Deloitte furnish a letter addressed to the SEC stating whether or not Deloitte agrees with the statements made herein. A copy of Deloitte’s letter dated November 13, 2013 is attached hereto as Exhibit 16.1.

Engagement of New Independent Registered Public Accounting Firm

On November 12, 2013, the Audit Committee approved the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm to perform independent audit services for the fiscal year ended May 31, 2014. During the fiscal years ended May 31, 2013 and 2012, and in the subsequent interim period through November 12, 2013, neither the Company, nor anyone on its behalf, consulted KPMG on any matters or events set forth in Item 304(a)(1)(v) of Regulation S-K.

KPMG did provide, and continues to provide, audit services to the Company related to its wholly-owned subsidiary Caribbean Asset Holdings. The Audit Committee has approved the audit services that KPMG provides the Company in accordance with applicable SEC independence rules.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter dated November 13, 2013 to the SEC from Deloitte & Touche LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RURAL UTILITIES COOPERATIVE
FINANCE CORPORATION

By: /s/ J. ANDREW DON
      J. Andrew Don
      Senior Vice President and Chief Financial Officer

Dated:  November 15, 2013

Exhibit Index

Exhibit No.	Description

16.1	Letter dated November 13, 2013 to the SEC from Deloitte & Touche LLP.